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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                   May 3, 2002



                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                             333-62445 and 333-67112
                            (Commission File Number)

                                   51-0337491
                      (I.R.S. Employer Identification No.)

                Navistar Financial Retail Receivables Corporation
                                2850 W. Golf Road
                            Rolling Meadows, IL 60008
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (847) 734-4000

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4

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Item 5.  Other Events

         On April 30, 2002, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with Chase Manhattan Bank USA, National Association, creating Navistar Financial 2002-A Owner Trust (the "Trust"), a Delaware common law trust. On April 30, 2002, the Registrant, as seller, Navistar Financial Corporation, as servicer (the "Servicer") and Chase Manhattan Bank USA, National Association, as owner trustee (the "Owner Trustee") on behalf of the Trust, entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred to the Trust. On April 30, 2002, the Trust sold Asset Backed Notes, Series 2002-A, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $500,000,000.00. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of April 30, 2002, between the Owner Trustee on behalf of the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to Banc One Capital Markets, Inc., Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of April 16, 2002, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and Banc One Capital Markets, Inc., as representative of the underwriters, a copy of which is filed as an exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.        Description
-----------        -----------

Exhibit 1.1        Underwriting Agreement, dated as of April 16, 2002.

Exhibit 4.1        Pooling and Servicing Agreement, dated as of April 30, 2002.

Exhibit 4.2        Indenture, dated as of April 30, 2002.

Exhibit 4.3        Trust Agreement, dated as of April 30, 2002.

Exhibit 99.1       Purchase Agreement, dated as of April 30, 2002.

Exhibit 99.2       Administration Agreement, dated as of April 30, 2002.

Exhibit 99.3       Custodian Agreement, dated as of April 30, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                      CORPORATION
                                      (Registrant)

                                      /s/ Andrew J. Cederoth
                                      ---------------------------------------
Dated:  May 3, 2002                   By:  Andrew J. Cederoth
                                      Its:  Vice President and Treasurer



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                                INDEX OF EXHIBITS

Exhibit No.        Exhibit
-----------        -------

Exhibit 1.1        Underwriting Agreement, dated as of April 16, 2002.

Exhibit 4.1        Pooling and Servicing Agreement, dated as of April 30, 2002.

Exhibit 4.2        Indenture, dated as of April 30, 2002.

Exhibit 4.3        Trust Agreement, dated as of April 30, 2002.

Exhibit 99.1       Purchase Agreement, dated as of April 30, 2002.

Exhibit 99.2       Administration Agreement, dated as of April 30, 2002.

Exhibit 99.3       Custodian Agreement, dated as of April 30, 2002.